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                                                                    Exhibit 10.7

         THIS FOURTH AMENDMENT TO WAREHOUSE LOAN AND SECURITY AGREEMENT (this "Amendment") is made as of February 1, 2000 among NHELP-I, INC., a corporation duly organized under the laws of the State of Nevada (the "Borrower"), CONCORD MINUTEMEN CAPITAL COMPANY, LLC, a Delaware limited liability company ("Concord"), and NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION, a national banking association, as eligible lender and trustee (the "Trustee").

                             PRELIMINARY STATEMENTS

         1. The Borrower, Concord and the Trustee have previously entered into that certain Warehouse Loan and Security Agreement dated as of September 30, 1998 (as heretofore amended by that First Amendment to Warehouse Loan and Security Agreement dated as of December 15, 1998, that Second Amendment to Warehouse Loan and Security Agreement dated as of September 29, 1999 and that Third Amendment to Warehouse Loan and Security Agreement dated as of November 16, 1999, the "Original Agreement").

         2. Pursuant to Section 9.01 of the Original Agreement, the Borrower, the Required Lenders and, to the extent affected thereby, the Trustee may amend the Original Agreement with the prior written consent of the Agent. As of this date, Concord is the Required Lender and the Agent has given its written consent to the execution of this Amendment.

         NOW THEREFORE, in consideration of the premises and the mutual covenants and agreements herein contained, the parties hereto agree as follows:

                                    ARTICLE I

                        AMENDMENTS TO ORIGINAL AGREEMENT

         All words and phrases defined in Article I of the Original Agreement shall have the same meaning in this Amendment, except as otherwise appears in this Article.

         SECTION 1.01. DEFINITIONS. The definition of "Facility Limit" set forth in the Original Agreement is deleted in its entirety and the following inserted therefor:

                           "Facility Limit" means, at any time, $465,000,000 as such amount may be adjusted from time to time pursuant to Section 2.03; provided, however, at all times on or after the termination of the Revolving Period, the "Facility Limit" shall mean the Facility Amount.

                                   ARTICLE II

                               GENERAL PROVISIONS

         SECTION 2.01 DATE OF EXECUTION. Although this Amendment for convenience and for the purpose of reference is dated as of the date first written above and shall be effective as of March 1, 2000, the actual dates of execution by the Borrower, by Concord and by the Trustee are as indicated by their respective acknowledgments hereto annexed.

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         SECTION 2.02 LAWS GOVERNING. It is the intent of the parties hereto that this Amendment shall in all respects be governed by the internal law, and not the conflicts, of the State of Illinois.

         SECTION 2.03 SEVERABILITY. If any covenant, agreement, waiver or part thereof contained in this Amendment shall be forbidden by any pertinent law or under any pertinent law shall be effective to render this Amendment invalid or unenforceable or to impair the lien hereof, then such covenant, agreement, waiver, or part thereof shall itself be and is hereby declared to be wholly ineffective, and this Amendment shall be construed as if the same were not included therein.

         SECTION 2.04 COUNTERPARTS. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. One or more counterparts of this Amendment may be delivered by telecopier, with the intention that they shall have the same effect as an original counterpart thereof.

                                   ARTICLE III

                      APPLICABILITY OF ORIGINAL AGREEMENT

         The provisions of the Original Agreement are hereby ratified, approved and confirmed, except as otherwise expressly modified by this Amendment. The representations, warranties and covenants contained in the Original Agreement, except as expressly modified herein, are hereby reaffirmed with the same force and effect as if fully set forth herein and made again as of the date hereof.

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         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first written above.

                               THE BORROWER:

                               NHELP-I, INC.

                               By /s/ Terry Heimes
                                  -------------------------------
                               Title: Vice President
                               Date:

                               THE LENDER:

                               CONCORD MINUTEMEN CAPITAL COMPANY, LLC

                               By /s/ Thomas Irvin
                                  -------------------------------
                               Title: Manager
                               Date:  February 1, 2000

                               THE TRUSTEE:

                               NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION

                               By /s/ Susan E. Jacobsen
                                  -------------------------------
                               Title: Corporate Trust Officer
                               Date:  2/1/00

CONSENTED TO AND ACKNOWLEDGED:

THE AGENT:

MELLON BANK, N.A., as Agent

By /s/ R. F. Wagner
   ----------------------------
Title: VICE PRESIDENT
Date:  FEBRUARY 23, 2000

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